Exhibit 32.2

CERTIFICATION PURSUANT

TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Cogint, Inc. for the fiscal year ended December 31, 2016, as filed with the U.S. Securities and Exchange Commission (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge and belief, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cogint, Inc.

March 14, 2017	By:	/s/ Daniel MacLachlan
Daniel MacLachlan Chief Financial Officer (Principal Financial Officer)

The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes—Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document of Cogint, Inc. or the certifying officers.